UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 11, 2020

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TRINET GROUP, INC.

(Exact name of registrant as specified in its charter)

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Delaware	001-36373	95-3359658
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Park Place, Suite 600 Dublin, CA		94568
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (510) 352-5000

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock par value $0.000025 per share	TNET	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 11, 2020, TriNet Group, Inc. (the “Company”) entered into a transition agreement (the “Transition Agreement”) with Richard Beckert, the Company’s Senior Vice President and Chief Financial Officer, who will be stepping down to pursue other professional and personal interests. Pursuant to the Transition Agreement, Mr. Beckert has agreed to continue to serve in his current capacity to provide for an orderly transition of his duties and responsibilities, through the earliest of (i) such time as his successor commences employment with the Company, and (ii) May 15, 2020 (such earliest date, the “Transition Date”). In addition, if the Transition Date occurs before May 15, 2020, Mr. Beckert has agreed to continue with the Company as a Vice President until May 15, 2020, to assist with the transition of his duties to his successor. The Transition Agreement also provides for a customary release of claims. Under the Transition Agreement, Mr. Beckert will be entitled to receive the following: (i) a lump sum cash severance payment equal to 12 months of his current base salary, (ii) an annual bonus for 2020, prorated based on the number of days Mr. Beckert is employed in 2020, (iii) if Mr. Beckert elects to continue his participation in the Company’s group health insurance plan under applicable COBRA regulations, the Company will pay the applicable COBRA premiums for a period of up to 12 months; and (iv) accelerated vesting of all unvested equity awards that would have otherwise vested through and including November 15, 2020.

The foregoing description of the Transition Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Transition Agreement, a copy of which will be filed concurrently with filing of the Company’s next quarterly report on Form 10-Q.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	February 13, 2020		TriNet Group, Inc.

		By:	/s/ Samantha Wellington
Samantha Wellington
Senior Vice President, Chief Legal Officer and Secretary